Summary of debt ratio information (Details) ₨ in Thousands, $ in Thousands	Mar. 31, 2023 USD ($)	Mar. 31, 2023 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2022 INR (₨)	Mar. 31, 2021 INR (₨)	Mar. 31, 2020 INR (₨)
IfrsStatementLineItems [Line Items]
Less :cash and cash equivalents (Note 28)	$ (6,128)	₨ (503,601)	$ (9,737)	₨ (800,282)	₨ (1,711,589)	₨ (646,229)
Net debt		219,100
Equity	8,609	707,695		890,258
Total equity	$ 8,750	719,319		892,241	₨ 1,163,075	₨ 1,510,974
Debt Covenants [Member]
IfrsStatementLineItems [Line Items]
Borrowings (Note 32)		2,352,652		358,580
Less :cash and cash equivalents (Note 28)		(503,601)		(800,282)
Net debt		1,849,051		(441,702)
Share warrants (Note 36)
Equity		707,699		890,258
Total equity		₨ 707,699		₨ 890,258
Gearing ratio (Net debt / total equity + net debt)	72.32%	72.32%	98.47%	98.47%